                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement       [_]Confidential, for Use of the
                                          Commission Only (as permitted by Rule
                                          14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             APPLE HOSPITALITY TWO
             (Name of Registrant as Specified In Its Certificate)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Paymentof Filing Fee (Check the appropriate box):

[X]No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

                          APPLE HOSPITALITY TWO, INC.

                                 April 8, 2002

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON WEDNESDAY, MAY 22, 2002

   The Annual Meeting of Shareholders of Apple Hospitality Two, Inc. (the "Company") will be held at the offices of the Company, located at 10 South Third Street, Richmond, Virginia 23219, on Wednesday, May 22, 2002 at 2:30 p.m. for the following purposes:

    1. To elect two (2) directors, each for a three-year term; and

    2. To transact such other business as may properly come before the meeting.

   If you were a holder of record of any common shares of the Company at the close of business on the record date of March 26, 2002, you are entitled to vote at the meeting. If you are present at the meeting, you may vote in person even though you have previously returned a proxy card.

   A proxy card for the voting of your shares is located in the window pocket of the envelope in which these proxy materials were mailed. If necessary, an additional proxy card may be obtained by calling Jenny Ruckart in the Company's Corporate Services Department at (804) 344-8121.

                                          By Order of the Board of Directors

                                          /s/ J. Philip Hart
                                          J. Philip Hart
                                          Secretary

 WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE SIGN, DATE AND
  RETURN THE ENCLOSED PROXY CARD. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW
                        YOUR PROXY AND VOTE IN PERSON.

                          APPLE HOSPITALITY TWO, INC.

                                PROXY STATEMENT
                                     DATED
                                 APRIL 8, 2002

                        Annual Meeting of Shareholders
                                  To Be Held
                                 May 22, 2002

General

   The enclosed proxy is solicited by the management of Apple Hospitality Two, Inc. (the "Company") for the Annual Meeting of Shareholders to be held at the offices of the Company, located at 10 South Third Street, Richmond, Virginia 23219, on Wednesday, May 22, 2002 at 2:30 p.m. (the "Annual Meeting"). Your proxy may be revoked at any time before being voted at the Annual Meeting, either by a written notice of revocation that is received by the Company before the Annual Meeting or by conduct that is inconsistent with the continued effectiveness of the proxy, such as delivering another proxy with a later date or attending the Annual Meeting and voting in person.

   Unless your proxy indicates otherwise, all shares represented by a proxy that you complete and return will be voted FOR the election of the nominees named therein as directors.

   This proxy statement and the enclosed proxy were mailed on April 8, 2002 to the common shareholders at the close of business on March 26, 2002 (the "Record Date"). On such mailing date, the Company also mailed to each common shareholder on the Record Date its Annual Report, which includes audited consolidated financial statements for the year ended December 31, 2001 (the "Annual Report").

   At the close of business on the Record Date, a total of 17,307,270 common shares of the Company (the "Common Shares") were outstanding and entitled to vote on all matters, including those to be acted upon at the Annual Meeting. The presence in person or by proxy of a majority of the Common Shares entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business. If a quorum is present, two positions on the Board of Directors will be filled by the election of the properly nominated candidates who receive the greatest number of votes at the Annual Meeting, even if the nominees do not receive a majority of all votes represented and entitled to be cast.

   A shareholder who wishes to abstain from voting on the election of a director may do so by specifying, as provided on the enclosed proxy, that authority to vote for any nominee is to be withheld. By withholding authority in this manner, the Common Shares that otherwise could be voted by such shareholder will not be included in determining the number of Common Shares voted for such nominee. The Company will comply with instructions in a proxy executed by a broker or other nominee shareholder indicating that less than all of the Common Shares of the record shareholder on the Record Date are to be voted on a particular matter. All Common Shares that are not voted will be treated as Common Shares as to which voting authority has been withheld.

Company Information

   The Company is a real estate investment trust or REIT for federal income tax purposes. The mailing address of the Company is 10 South Third Street, Richmond, Virginia 23219. Notice of revocation of proxies should be sent to ADP Proxy Services, 51 Mercedes Way, Edgewood, New York 11717, Attn: Issuer Services Department.

   The Company will bear the costs of the solicitation set forth in this proxy statement. The Company will provide shareholders, at its expense (except for Exhibits), with a copy of the Company's Annual Report on Form 10-K as filed with the Securities and Exchange Commission for the year ended December 31, 2001, including the financial statements and schedules therein, upon written request to Jenny Ruckart, Corporate Services Department, at the mailing address for the Company set forth above. The Company's Annual Report on Form 10-K also may be obtained electronically through the EDGAR system of the Securities and Exchange Commission at http://www.sec.gov.

Ownership of Equity Securities

   The determination of "beneficial ownership" for purposes of this proxy statement has been made in accordance with the rules and regulations of the Securities and Exchange Commission. Subsequent references to "beneficial ownership" by a particular person, and similar references, should not be construed as an admission or determination by the Company that any securities in fact are beneficially owned by such person. The Company does not know of any person who beneficially owned, on the Record Date, more than 5% of the outstanding voting securities of the Company.

   On the Record Date, the following equity securities were beneficially owned by the directors and the executive officer of the Company (including the nominees for election as directors at the Annual Meeting):

                                Security Ownership of Management

                                                                Amount and Nature      Percent of
Title of Class   Name of Beneficial Owner (1)              of Beneficial Ownership (2)   Class
--------------   ----------------------------              --------------------------- ----------
Common Shares    Lisa B. Kern.............................            6,648                *
                 Michael S. Waters........................            6,648                *
                 Bruce H. Matson..........................            6,648                *
                 Robert M. Wily...........................            6,648                *
                 Glade M. Knight..........................               10                *
                 Above directors and executive officers as
                 a group..................................           26,602                *
-----------------------------------------------------------------------------
Series A         Lisa B. Kern.............................            6,648                *
Preferred Shares Michael S. Waters........................            6,648                *
                 Bruce H. Matson..........................            6,648                *
                 Robert M. Wily...........................            6,648                *
                 Glade M. Knight..........................               10                *
                 Above directors and executive officers as
                 a group..................................           26,602                *

--------
 * Less than one percent of class.
(1) All individuals listed in the table are directors. The Series A Preferred Shares are being issued as part of the Company's best efforts offering of Units. Each Unit consists of one Common Share and one Series A Preferred Share. The Series A Preferred Shares have no voting rights and are not separately tradable from the Common Shares to which they relate.
(2) Amounts shown for individuals other than Glade M. Knight consist entirely of securities that may be acquired upon the exercise of options. The securities shown as beneficially owned by Mr. Knight are held of record by a corporation that is wholly-owned by Mr. Knight. In addition, Mr. Knight holds 202,500 Series B Convertible Preferred Shares, which are convertible into Units upon the occurrence of certain events, under a formula which is based on the gross proceeds raised by the Company during its best efforts offering of Units.

Election of Directors

   Nominees. Two directors have been nominated for election to the Company's Board of Directors at the Annual Meeting. If elected, each of them would serve for a three-year term that would extend until the 2005 Annual Meeting of Shareholders, or until a successor is duly elected and qualified (except in the event of prior resignation, death or removal). Further information about them appears below.

   Bruce H. Matson. Mr. Matson, 44, is a director of the Company and a Vice President and Director of the law firm of LeClair Ryan, a Professional Corporation, in Richmond, Virginia. Mr. Matson joined LeClair Ryan in 1994 and has practiced law since 1983. He is also a director of Apple Suites, Inc. (a hospitality REIT formed by Glade M. Knight, the Chief Executive Officer and a director of the Company).

   Robert M. Wily. Mr. Wily, 52, is a director of the Company and the owner of WSI Internet Consulting & Education. He resides in Lindon, Utah. Prior to working for WSI Internet Consulting & Education, Mr. Wily was the Director of Client Services of the Center for Claims Resolution in Princeton, New Jersey. Prior to holding that position, he served as the Deputy Chief, Article III Judges Division, of the Administrative Office of the U.S. Courts from 1999 to 2000. He served as the Clerk of Court for the United States Bankruptcy Court for the Eastern District of Virginia from 1986 to 1999 and the District of Utah from 1981 to 1986. Prior to holding those positions, Mr. Wily was in the private practice of law. He is also a director of Apple Suites, Inc.

   Unless otherwise specified, all Common Shares represented by the proxies will be voted FOR the election of the nominees named above. If a nominee ceases to be available for election as a director, discretionary authority may be exercised to vote for a substitute. No circumstances are presently known that would cause a nominee to be unavailable for election as a director. If a quorum is present, the two properly nominated candidates who receive the greatest number of votes of the Common Shares represented and voted at the Annual Meeting will be elected as directors of the Company.

                      MANAGEMENT RECOMMENDS A VOTE "FOR"
                           EACH NOMINEE NAMED ABOVE.

   Other Directors and Officers. The following individuals are the directors of the Company whose terms expire after 2002.

   Lisa B. Kern. Ms. Kern, 41, is a director of the Company and a portfolio manager and Vice President of Davenport & Co., LLC, an investment banking firm in Richmond, Virginia. From 1989 to 1996, Ms. Kern was a Vice President with the Trust and Investment Management Group of Crestar Bank (now SunTrust Bank). Ms. Kern is also a director of Apple Suites, Inc. Her term on the Board of Directors expires in 2003.

   Glade M. Knight. Mr. Knight, 58, is Chairman, Chief Executive Officer and President of the Company. Mr. Knight is the founder, Chairman of the Board and Chief Executive Officer of both Cornerstone Realty Income Trust, Inc. and Apple Suites, Inc., each of which is a real estate investment trust. Cornerstone Realty Income Trust, Inc. owns and operates apartment communities in Virginia, North Carolina, South Carolina, Georgia and Texas, and its common shares are traded under the symbol "TCR" on the New York Stock Exchange. Apple Suites, Inc. owns extended-stay hotels in selected metropolitan areas of the United States. Mr. Knight is chairman of the board of trustees of Southern Virginia University in Buena Vista, Virginia. He also is a member of the advisory board to the Graduate School of Real Estate and Urban Land Development at Virginia Commonwealth University. He has served on a National Advisory Council for Brigham Young University and is a founding member of and active lecturer for the university's Entrepreneurial Department of the Graduate School of Business Management. His term on the Board of Directors expires in 2004.

   Michael S. Waters. Mr. Waters, 47, is a director of the Company and the President and co-founder of Partnership Marketing, Inc. From 1995 through 1998, Mr. Waters served as a Vice President and General Manager of GT Foods, a division of GoodTimes Home Video. From 1987 to 1995, he served as a Vice President and General Manager of two U.S. subsidiaries (Instant Products of America and Chocolate Products) of George Weston Ltd. (Canada), a fully-integrated food retailer and manufacturer. He is also a director of Apple Suites, Inc. His term on the Board of Directors expires in 2003.

Committees of the Board

   The Board of Directors has an Executive Committee, an Audit Committee and a Compensation Committee as its standing committees. The Board of Directors has no nominating committee.

   The Executive Committee has, to the extent permitted by law, all powers vested in the Board of Directors, except powers specifically denied to the Committee under the Company's bylaws. The Board of Directors has adopted a written charter for its Audit Committee (a copy of which is attached as Appendix A hereto). The Audit Committee recommends to the Board of Directors (which annually ratifies) the level of distributions to shareholders and has the other functions and responsibilities set forth in the Audit Committee Charter. The Compensation Committee administers the Company's incentive and stock option plans, and oversees the compensation and reimbursement policies for directors and officers of the Company. A report by the Audit Committee follows in another section.

   The Board of Directors held a total of two meetings during 2001 (including regularly scheduled and special meetings). The table below shows both the membership of the Company's standing committees and the number of meetings held by those committees during 2001:

                                                    Number of Committee
                               Members of Committee Meetings During 2001
                               -------------------- --------------------
        Executive Committee      Glade M. Knight            none
                                 Bruce H. Matson
                                 Robert M. Wily

        Audit Committee           Lisa B. Kern             three
                                Michael S. Waters
                                 Robert M. Wily

        Compensation Committee   Bruce H. Matson             one
                                 Robert M. Wily

   The Board of Directors, in its business judgment, has determined that all members of the Audit Committee (as identified above) are "independent," as defined in the applicable listing standards of the New York Stock Exchange (which the Company, although not listed on a national exchange, has adopted for purposes of determining Audit Committee independence).

   In 2001, each director attended at least 75% of the total number of meetings of the Board of Directors (held during the period for which he or she was a director). In addition, each director attended at least 75% of the total number of meetings held by all committees of the Board on which he or she served (held during the periods that he or she served).

Compensation of Directors

   During 2001, the directors of the Company were compensated as follows:

   All Directors. All directors were reimbursed by the Company for travel and other out-of-pocket expenses incurred by them in attending meetings of the directors or a committee and in conducting the business of the Company.

   Independent Directors. The independent directors (classified by the Company as all directors other than Mr. Knight) received annual directors' fees of $6,000, plus $1,000 for each meeting of the Board and $100 for each committee meeting attended. The independent directors also received grants of stock options, as specified in one of the following sections.

   Non-independent Director. Mr. Knight received no compensation from the Company for his services as a director.

Executive Officers

   The Company's sole executive officer is Glade M. Knight. He did not receive any compensation from the Company in 2001 for performing his duties as an executive officer. Information about him is set forth in a preceding section under the caption "Election of Directors."

Stock Option Grants in Last Fiscal Year

   In April 2001, the Company adopted a Non-Employee Directors Stock Option Plan (the "Directors Plan") and an Incentive Stock Option Plan (the "Incentive Plan"). The Directors Plan provides for automatic grants of options to acquire Units (each of which consists of one Common Share and one Series A Preferred Share). The Directors Plan applies to directors of the Company who are not employees of the Company, Apple Suites Advisors, Inc. or Apple Suites Realty Group, Inc. The Incentive Plan permits grants of awards that may consist of restricted Units or options to acquire Units. Such awards under the Incentive Plan may be granted to certain employees (including officers and directors) of the Company, Apple Suites Advisors, Inc. or Apple Suites Realty Group, Inc.

   Since adoption of the Directors Plan and the Incentive Plan, none of the participants have exercised any of their options to acquire Units. No awards were granted under the Incentive Plan in 2001. The following table shows the options to acquire Units that were granted under the Directors Plan in 2001:

                       Option Grants in Last Fiscal Year

                                         Number of Units
                                        Underlying Options
                      Name (1)          Granted in 2001(2)
                      --------          ------------------
                      Glade M. Knight..           0
                      Lisa B. Kern.....       6,648
                      Bruce H. Matson..       6,648
                      Michael S. Waters       6,648
                      Robert M. Wily...       6,648

--------
(1) Glade M. Knight participates only in the Incentive Plan. All other listed individuals participate in the Directors Plan.
(2) Options granted in 2001 are exercisable for ten years from the date of grant. For each participant in the Directors Plan (a) an exercise price of $10 per Unit applies to 1,148 Units; and (b) an exercise price of $9.50 per Unit applies to 5,500 Units.

Audit Committee Report

   The Audit Committee of the Board of Directors is composed of three directors. It operates under a written charter that was adopted by the Board of Directors on October 24, 2001, and is annually reassessed and updated, as needed, in accordance with applicable rules of the Securities and Exchange Commission. The Audit Committee Charter is attached as Appendix A. The Committee's primary function is to assist the Board of Directors in its oversight of the Company's financial reporting process. Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles, internal controls, and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors, Ernst & Young LLP, are responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

   In performing its oversight role, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditors. The Audit Committee also has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," and has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit Committee has considered whether the provision of non-audit services (none of which related to financial information systems design and implementation) by the independent auditors is compatible with maintaining the auditors' independence and has discussed with the auditors the auditors' independence. Based on the review and discussions described in this Report, and subject to the limitations on its role and responsibilities described below and in its charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

   The members of the Audit Committee are not experts in accounting or auditing and rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that the Company's financial statements have been prepared in accordance with generally accepted accounting principles or that the audit of the Company's financial statements by Ernst & Young LLP has been carried out in accordance with generally accepted auditing standards.

                                          Lisa B. Kern, Chairperson
                                          Michael S. Waters
                                          Robert M. Wily

Certain Relationships and Agreements

   The Company has contracted with Apple Suites Realty Group, Inc. ("ASRG") to provide brokerage services for the acquisition and disposition of real estate assets. In accordance with the contract, ASRG is to be paid a fee of 2% of the purchase price of any acquisitions or sale price of any dispositions of real estate investments, subject to certain conditions. During 2001, ASRG earned $2,380,000 under the contract.

   The Company has contracted with Apple Suites Advisors, Inc. ("ASA") to advise the Company and to provide day-to-day management services and due diligence services to the Company. In accordance with the contract, the Company will pay ASA a fee equal to 0.1% to 0.25% of total equity contributions received by the Company in addition to certain reimbursable expenses. During 2001, ASA earned $157,350 under this contract.

   ASRG and ASA are 100% owned by Mr. Knight. As of December 31, 2001, ASA was the record holder of 10 Units (each of which consists of one Common Share and one Series A Preferred Share).

   Mr. Knight also serves as the President and Chairman of Cornerstone Realty Income Trust, Inc., an apartment REIT, and Apple Suites, Inc., a hospitality REIT formed in 1999. During 2001, Cornerstone Realty Income Trust, Inc. provided the Company with services for acquisitions, offering assistance and other items, and was paid approximately $191,837 by the Company in return. During 2001, Apple Suites, Inc. provided services and rental space to the Company and was paid $190,010 by the Company.

   During 2001, the Company issued 240,000 Series B Convertible Preferred Shares ("Convertible Shares"), consisting of 202,500 Convertible Shares to Mr. Knight, and a combined 37,500 Convertible Shares to two other individuals. Compensation expense related to issuance of the Convertible Shares to Mr. Knight will be recognized at such time as the number of Units to be issued upon conversion of the Convertible Shares can be reasonably estimated and the event triggering the conversion of the Convertible Shares into Units is probable. The expense will be measured as the difference between the fair value of the Units into which the Convertible Shares can be converted and the amounts paid for the Convertible Shares.

   The issuance of the Convertible Shares to other individuals not employed by the Company will be accounted for under Financial Accounting Standards Board
(FASB) Statement No. 123, "Accounting for Stock-Based Compensation." Expense related to the issuance of the Convertible Shares will be determined based on fair value of the Convertible Shares at grant date in excess of amounts paid by these individuals. Since the number of Units into which the Convertible Shares can be converted is not known at grant date, and ultimate convertibility to Units is only allowed through a defined triggering event, the fair value of the Convertible Shares will be remeasured and not recorded as expense until the likely occurrence of an event triggering the conversion of the Convertible Shares into Units.

Section 16(a) Beneficial Ownership Reporting Compliance

   The Company's directors and executive officers, and any persons holding more than 10% of the outstanding Common Shares, are required to file reports with the Securities and Exchange Commission with respect to their initial ownership of Common Shares and any subsequent changes in that ownership. The Company believes that the filing requirements were satisfied in 2001. In making this statement, the Company has relied solely on written representations of its directors and executive officers and copies of reports that they have filed with the Securities and Exchange Commission.

Independent Public Accountants

   The firm of Ernst & Young LLP served as independent auditors for the Company in 2001. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he or she so desires and will be available to answer appropriate questions from shareholders. The Board of Directors has approved the retention of Ernst & Young LLP as the Company's independent auditors for 2002, based on the recommendation of the Audit Committee. Independent accounting fees for the last fiscal year are shown in the table below:

                           Financial Information
                            Systems Design and
                Audit Fees  Implementation Fees  All Other Fees
                ----------  -------------------  --------------
                 $100,000           --              $87,260 *

--------
* Such fees were for audit-related services, including accounting consultation and services related to registration statements.

Matters to be Presented Next Year at the 2003 Annual Meeting of Shareholders

   Any qualified shareholder who wishes to make a proposal to be acted upon next year at the 2003 Annual Meeting of Shareholders must submit such proposal for inclusion in the Proxy Statement and Proxy Card to the Company at its principal office in Richmond, Virginia no later than December 7, 2002.

   For shareholder proposals not included in the Company's proxy statement for the 2003 Annual Meeting of Shareholders, the persons named by the Board of Directors proxy will be entitled to exercise discretionary voting power under the circumstances set forth in Rule 14a-4(c) under the Securities Exchange Act of 1934, unless the shareholder making the proposal both notifies the Secretary of the Company of the proposal by February 21, 2003 and follows the procedures specified in such Rule.

Other Matters for the 2002 Annual Meeting of Shareholders

   Management knows of no matters, other than those stated above, that are likely to be brought before the Annual Meeting. However, if any matters that are not currently known come before the Annual Meeting, the persons named in the enclosed proxy are expected to vote the Common Shares represented by such proxy on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors
                                          /s/ J. Philip Hart
                                          J. Philip Hart
                                          Secretary

April 8, 2002

 THE COMPANY DEPENDS UPON ALL SHAREHOLDERS PROMPTLY SIGNING AND RETURNING THE
  ENCLOSED PROXY CARD TO AVOID COSTLY SOLICITATION. YOU CAN SAVE THE COMPANY CONSIDERABLE EXPENSE BY SIGNING AND RETURNING YOUR PROXY CARD IMMEDIATELY.

                                                                     APPENDIX A

                          Apple Hospitality Two, Inc.
                            Audit Committee Charter

   This charter governs the Audit Committee. The Committee shall review and reassess the charter at least annually and obtain the approval of the Board of Directors to the charter annually.

Structure and Membership

   The Committee shall be appointed by the Board of Directors and shall consist of at least three directors, each of whom is independent of management and the Company within the meaning of the rules of the New York Stock Exchange ("NYSE"). Members of the Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All Committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the Committee, and at least one member shall have accounting or related financial management expertise, within the meaning of the NYSE rules.

Statement of Policy

   The Audit Committee shall provide assistance to, and serve as the representative of, the Board of Directors in fulfilling its oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance programs as established by management and the Board. In so doing, it is the responsibility of the Committee to maintain free and open communication among the Committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company, and the power to retain outside counsel, or other experts, for this purpose.

Responsibilities and Processes

   The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of its activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The policies and procedures of the Committee should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

   The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee will supplement them as appropriate.

  . The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Company's shareholders. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. Annually, the Committee shall review and recommend to the Board the selection of the Company's independent auditors, subject to shareholders' approval, if appropriate.

  . The Audit Committee is responsible for ensuring that the independent auditors submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the auditors and the Company, and the Audit Committee is responsible for actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors, and for recommending that the Board of Directors take appropriate action in response to the auditors' report to satisfy itself as to the auditors' independence. The Committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board.

  . The Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing. Also, the Committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the Company's accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the Committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

  . The Committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Reports on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purposes of this review.

  . The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (and the annual report to shareholders), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

  . The Committee shall undertake all actions requisite to the preparation of an annual report of the Audit Committee, as required by the rules of the Securities and Exchange Commission, and shall cause such report to be prepared and included in the Company's proxy statements, all as required by such rules.

  .   Additionally, the Audit Committee will:

       1. Hold no less than three regularly scheduled meetings each year, and other meetings from time to time as may be called pursuant to the Company's Bylaws.

       2. Review with representatives of the independent auditors:

          a. The plan for and scope of its annual audit of the Company's financial statements.

          b. The results of the annual audit.

          c. Any recommendations with respect to internal controls and other financial matters, including any perceived weaknesses in the Company's internal controls, policies, and procedures.

          d. Any significant changes made by management in the basic accounting principles and reporting standards used in the preparation of the Company's financial statements.

       3. Review the extent of any services outside the audit area performed for the Company by its firm of independent auditors.

       4. Review the fees proposed by the Company's independent auditors for their services.

       5. Review the work of the Company's internal audit department with the internal auditors including management's responses to recommendations made and plans for future audit coverage.

       6. Make such other recommendations to the Board on such matters, within the scope of its functions, as may come to its attention and which in its discretion warrant consideration by the Board.

PROXY

Apple Hospitality Two, Inc.
10 South Third Street
Richmond, VA 23219
---------------------------

                THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

The undersigned hereby appoints David S. McKenney, Martin B. Richards and James W.C. Canup as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the common shares of Apple Hospitality Two, Inc. held by the undersigned on March 26, 2002, at the Annual Meeting of Shareholders to be held on May 22, 2002, or any adjournment thereof.


Management recommends a vote of "FOR" in item 1.

1. ELECTION OF DIRECTORS

   FOR all nominees listed below                      WITHHOLD AUTHORITY

   (except as marked to the contrary below)  [_]      to vote for all nominees listed below  [_]

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)


--------------------------------------------------------------------------------
                       Bruce H. Matson and Robert M. Wily

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
 THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
                         FOR THE NOMINEES LISTED ABOVE.
                         ---


                          (Continued on reverse side)

Please indicate whether you plan to attend the Annual Meeting in person:
                 Yes [_]    No [_]

Please print exact name(s) in which shares are registered, and sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership or other entity, please sign in partnership or other entity name by authorized person.

Dated: ___________, 2002
                                        ----------------------------------------
                                        Printed Name

                                        ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                        Signature if held jointly
Please mark, sign, date and return
the Proxy Card promptly using the       ----------------------------------------
enclosed envelope.                      Title of Signing Person (if applicable)